[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[Graphic Omitted]

                              MFS(R) INTERMEDIATE
                              INCOME TRUST

                              ANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Results of Shareholder Meeting ............................................ 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 19
Independent Auditor's Report .............................................. 26
Trustees and Officers ..................................................... 28

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years in the investment management business, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed- income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
    o face-to-face contact with senior management as well as frontline workers
    o     analysis of the company's financial statements and balance sheets
    o     contact with the company's current and potential customers
    o     contact with the company's competitors
    o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended October 31, 2000, the trust provided a total return of 10.95% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The trust's total return based on its net asset value (NAV) was 5.93%. During the same period, the trust's benchmarks, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and government-agency securities, and the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned 6.93% and -9.94%, respectively.

Turbulent market conditions characterized the period, as this year could truly be described as a tale of two bond markets. The U.S. Treasury market in particular, which was out of favor in 1999 and the early part of 2000, reversed course to become the big winner over the past year. Through the first half of the one-year period, a tight labor market, signs of rising inflation, and persistently robust economic growth applied downward pressure on bond prices as investors anticipated the Federal Reserve Board's (the Fed) next move. Investor sentiment shifted dramatically over the past few months as most fixed-income securities, especially U.S. Treasuries, posted strong gains amid increasing evidence that the Fed has successfully orchestrated a "soft landing" -- a gradual slowing of the economy, which would lead to noninflationary economic growth.

Given this environment, in the first half of the period we underweighted the portfolio in short- and long-term Treasuries and mortgage-backed securities because they have tended to perform poorly in a rising interest rate environment. At the same time, we overweighted intermediate-maturity Treasuries, which have tended to be less affected when the Fed raises short-term interest rates.

As the U.S. and global economies began to show signs of slowing, we increased our holdings in mortgage-backed securities, government agency bonds, and longer-term Treasuries as a way to potentially take advantage of attractively wide spreads and possibly gain additional yield for the portfolio. In recent months, these strategies helped the portfolio outperform both the Salomon and Morgan Indices. Our positions in federal agency securities rallied amid a more optimistic outlook on whether the implicit government guarantee on federal agency issues would remain in place. Holdings in mortgage-backed securities benefited from reduced supply and a more favorable prepayment environment.

On the international side, due to the persistent decline in the euro and the potential for interest-rate hikes, we reduced our exposure to European bonds. We maintained only limited exposure to international bonds as we generally found more attractive opportunities in the United States. However, the international markets we favored were all within the dollar-bloc countries, such as Australia, New Zealand, and Canada. We added to positions in these countries because we anticipated better return potential compared to European bonds of comparable credit quality.

Looking forward, we're fairly confident that global economic growth, especially in the United States, will continue to decelerate and dispel remaining fears of inflation, which could continue to benefit the fixed-income market. As a result, we believe above-average returns may be garnered through investing in high-quality intermediate-term mortgage-backed, agency, and government securities.

Respectfully,

/s/ Steven E. Nothern                   /s/ Stephen C. Bryant
    Steven E. Nothern                       Stephen C. Bryant
    Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIO OF OUR VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST AND MFS(R) INTERMEDIATE INCOME TRUST, TWO CLOSED-END FUNDS. HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

STEVEN E. NOTHERN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF THE GOVERNMENT SECURITIES PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE FUNDS, AND ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) INTERMEDIATE INCOME TRUST AND MFS(R) GOVERNMENT MARKETS INCOME TRUST. STEVE JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1991, AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To preserve capital and provide high current income.

NEW YORK STOCK EXCHANGE SYMBOL: MIN

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

(For the year ended October 31, 2000)

NET ASSET VALUE PER SHARE
October 31, 1999                                                 $7.25
October 31, 2000                                                 $7.06

NEW YORK STOCK EXCHANGE PRICE
October 29, 1999                                                 $6.250
October 11, 2000 (high)*                                         $6.4375
December 30, 2000 (low)*                                         $5.9375
October 31, 2000                                                 $6.375

*For the period November 1, 1999, through October 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

The trust may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. This trust is nondiversified and has more risk than one that is diversified. The trust invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the trust's net asset value. An investment in the trust is not a complete investment program.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S.
investments.

NUMBER OF SHAREHOLDERS

As of October 31, 2000, our records indicate that there are 11,050 registered shareholders and approximately 61,000 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on October 19, 2000, the following actions were taken:

ITEM 1. The election of Walter E. Robb, III, Arnold D. Scott, and Jeffrey L. Shames as Trustees of the Trust.

NOMINEE                                              FOR    WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Walter E. Robb, III                     113,046,171.2090        1,524,633.5780
Arnold D. Scott                         113,059,355.6080        1,511,449.1790
Jeffrey L. Shames                       113,018,588.7870        1,552,216.0000

Trustees continuing in office who were not subject to re-election at this meeting are Marshal N. Cohan, Lawrence H. Cohn, Sir J. David Gibbons, Abby M. O'Neill,
J. Dale Sherratt, and Ward Smith.

ITEM 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending October 31, 2001.

                                                              NUMBER OF SHARES
--------------------------------------------------------------------------------
For                                                           113,027,477.9480
Against                                                           436,139.5120
Abstain                                                         1,107,187.3270

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Bonds - 99.0%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 85.9%
  U.S. Government Guaranteed - 63.6%
    Government National Mortgage Association - 16.8%
      GNMA, 7s, 2025 TBA                                             $   29,852       $ 29,433,300
      GNMA, 7s, 2023 - 2024                                              26,498         26,207,041
      GNMA, 7.5s, 2022 - 2023                                             3,012          3,033,635
      GNMA, 7.5s, 2026 TBA                                               37,190         37,338,407
      GNMA, 8s, 2026 TBA                                                 43,127         43,873,158
      GNMA, 8.5s, 2008 TBA                                                1,664          1,717,171
      GNMA, 8.5s, 2009                                                    7,888          8,064,284
      GNMA, 9.25s, 2001                                                   2,403          2,436,659
                                                                                      ------------
                                                                                      $152,103,655
--------------------------------------------------------------------------------------------------
    Small Business Administration - 1.1%
      SBA, 7.64s, 2010                                               $   10,000       $ 10,105,000
--------------------------------------------------------------------------------------------------
    U.S. Treasury Obligations - 45.7%
      U.S. Treasury Bonds, 10.75s, 2003                              $   26,000       $ 28,563,340
      U.S. Treasury Bonds, 11.875s, 2003                                 43,000         49,913,540
      U.S. Treasury Bonds, 12.375s, 2004                                 34,500         41,475,555
      U.S. Treasury Bonds, 10.375s, 2009                                 18,350         21,134,062
      U.S. Treasury Bonds, 13.875s, 2011                                 25,500         34,811,580
      U.S. Treasury Bonds, 10.375s, 2012                                 84,600        105,419,214
      U.S. Treasury Bonds, 12s, 2013                                     31,500         43,051,680
      U.S. Treasury Bonds, 6.125s, 2029                                     606            627,586
      U.S. Treasury Notes, 5.875s, 2004                                   7,500          7,507,050
      U.S. Treasury Notes, 4.25s, 2010                                   20,016         20,622,654
      U.S. Treasury Notes, 5.75s, 2010                                   36,730         36,695,474
      U.S. Treasury Notes, 6.5s, 2010                                    23,370         24,461,846
                                                                                      ------------
                                                                                      $414,283,581
--------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                      $576,492,236
--------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 21.4%
    AID, 6.625s, 2003                                                $   15,000       $ 15,045,300
    AID, 6.625s, 2004                                                    14,600         14,609,052
    FHLB, 5.125s, 2001                                                   11,250         11,179,687
    FHLM, 5.83s, 2013                                                     1,150          1,149,696
    FHLM, 6.625s, 2009                                                    6,000          5,962,500
    FHLM, 7s, 2005                                                       26,978         27,483,837
    FHLM, 7.375s, 2003                                                   15,000         15,321,150
    FNMA, 5.75s, 2010                                                     3,650          3,093,576
    FNMA, 6.956s, 2007                                                    5,535          5,508,800
    FNMA, 7s, 2029 - 2030                                                89,892         88,086,946
    HUD, 7.198s, 2009                                                     6,000          6,009,375
--------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                           $193,449,919
--------------------------------------------------------------------------------------------------
U.S. Bonds - 0.9%
  Corporate Asset Backed - 0.9%
    Commercial Mortgage Asset Trust, 0.64s, 2020
      (interest only)                                                $  149,735       $  5,041,591
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (interest
      only)                                                              95,100          3,139,688
                                                                                      ------------
                                                                                      $  8,181,279
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $778,123,434
--------------------------------------------------------------------------------------------------
Foreign Bonds - 13.1%
  Argentina - 0.6%
    Republic of Argentina, 0s, 2001                                  $    6,070       $  5,682,330
--------------------------------------------------------------------------------------------------
  Australia - 0.9%
    Commonwealth of Australia, 7.5s, 2005                           AUD  14,731       $  8,055,578
--------------------------------------------------------------------------------------------------
  Brazil - 0.7%
    Banco Nacional de Desenvolvi, 12.554s, 2008 (Banks
      and Credit Cos.)##                                             $    1,675       $  1,553,563
    Republic of Brazil, 7.688s, 2009                                      1,045            896,468
    Republic of Brazil, 8s, 2014                                          1,992          1,487,862
    Republic of Brazil, 6s, 2024                                            940            614,844
    Republic of Brazil, 7.625s, 2024                                        650            495,322
    Republic of Brazil, 12.25s, 2030                                        982            854,340
    Republic of Brazil, 11s, 2040                                         1,037            789,801
                                                                                      ------------
                                                                                      $  6,692,200
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    Republic of Bulgaria, 7.75s, 2024                                $    6,395       $  4,796,250
--------------------------------------------------------------------------------------------------
  Canada - 3.1%
    Government of Canada, 5.25s, 2008                               CAD  20,942       $ 19,082,602
    Government of Canada, 5.5s, 2009                                     13,820          8,839,370
                                                                                      ------------
                                                                                      $ 27,921,972
--------------------------------------------------------------------------------------------------
  Denmark - 1.2%
    Unikredit Realkredit, 7s, 2032 (Financial
      Institutions)                                                 DKK  98,959       $ 11,046,612
--------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Republic of Germany, 5.25s, 2010                                EUR   2,470       $  2,099,840
    Depfa Pfandbriefbank, 5.5s, 2013 (Banks and Credit
      Cos.)                                                               2,700          2,209,643
                                                                                      ------------
                                                                                      $  4,309,483
--------------------------------------------------------------------------------------------------
  Greece - 1.3%
    Hellenic Republic, 6s, 2006                                    GRD4,350,000       $ 10,961,726
    Hellenic Republic, 8.7s, 2005                                       124,500            346,041
                                                                                      ------------
                                                                                      $ 11,307,767
--------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    Grupo Iusacell SA DE CV, 14.25s, 2006 (Cellular
      Telecom)                                                       $    1,071       $  1,079,033
    United Mexican States, 10.375s, 2009                                  1,700          1,795,487
    United Mexican States, 11.375s, 2016                                  1,200          1,353,420
    United Mexican States, 6.25s, 2019                                    1,750          1,540,000
    United Mexican States, 7.533s, 2019                                   2,150          2,182,250
                                                                                      ------------
                                                                                      $  7,950,190
--------------------------------------------------------------------------------------------------
  Netherlands
    Telefonica Europe BV, 6.125s, 2005
      (Telecommunications)                                           EUR    425       $    360,742
--------------------------------------------------------------------------------------------------
  New Zealand - 0.4%
    Government of New Zealand, 8s, 2006                             NZD   9,120       $  3,856,157
--------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 4.5s, 2014                                   $      418       $    331,265
    Republic of Panama, 8.875s, 2027                                        987            829,080
    Republic of Panama, 10.75s, 2020                                      2,841          2,764,293
                                                                                      ------------
                                                                                      $  3,924,638
--------------------------------------------------------------------------------------------------
  Poland - 0.1%
    Netia Holdings BV, 10.25s, 2007 (Telecommunications)             $      898       $    673,500
--------------------------------------------------------------------------------------------------
  Qatar - 0.2%
    State of Qatar, 9.75s, 2030##                                    $    2,284       $  2,224,045
--------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Cho Hung Bank, 11.5s, 2010 (Banks)##                             $      212       $    202,725
    Hanvit Bank, 12.75s, 2010 (Banks)##                                   1,245          1,207,650
                                                                                      ------------
                                                                                      $  1,410,375
--------------------------------------------------------------------------------------------------
  Spain - 0.9%
    Kingdom of Spain, 7s, 2005                                      ESP   7,800       $  7,886,798
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.2%
    Halifax Building Society PLC, 6.444s, 2012 (Banks and
      Credit Cos.)                                                  GBP   2,300       $  3,277,567
    Lloyds TSB Bank PLC, 7.375s, 2004 (Banks and Credit
      Cos.)                                                               2,580          3,851,683
    Woolwich Building Society PLC, 6.586s, 2012 (Banks
      and Credit Cos.)                                                    2,280          3,254,544
                                                                                      ------------
                                                                                      $ 10,383,794
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $118,482,431
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $931,259,049)                                           $896,605,865
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
--------------------------------------------------------------------------------------------------
    Goldman Sachs dated 10/31/00, due 11/01/00, total to
      be received $4,884,893 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $    4,884       $  4,884,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $936,143,049)                                     $901,489,865
--------------------------------------------------------------------------------------------------
Call Options Written - (0.1)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE                         (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Australian Dollars/May/0.555                                    AUD  13,658       $ (1,014,590)
    Australian Dollars/October/0.5                                       20,923           (415,798)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $573,723)                              $ (1,430,388)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.6%                                                    5,749,223
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $905,808,700
--------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
AUD = Australian Dollars          EUR = Euro
CAD = Canadian Dollars            GBP = British Pounds
CHF = Swiss Francs                GRD = Greek Drachma
DKK = Danish Kroner               JPY = Japanese Yen
ESP = Spanish Pesos               NZD = New Zealand Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $936,143,049)     $  901,489,865
  Investments of cash collateral for securities loaned,
(at value and identified cost)                                 186,372,155
  Foreign currency, at value (identified cost, $54,134)             54,107
  Net receivable for forward foreign currency exchange
    contracts to sell                                            1,089,495
  Receivable for investments sold                                2,618,281
  Interest receivable                                           19,847,173
  Other assets                                                      14,405
                                                            --------------
      Total assets                                          $1,111,485,481
                                                            --------------
Liabilities:
  Payable to custodian                                      $    1,456,932
  Payable to dividend disbursing agent                             403,604
  Payable for investments purchased                              9,513,060
  Collateral for securities loaned, at value                   186,372,155
  Payable for Treasury shares reacquired                         1,150,999
  Net payable for forward foreign currency exchange
contracts to purchase                                            2,895,907
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements               1,938,810
  Written options outstanding, at value (premiums
received, $573,723)                                              1,430,388
  Payable to affiliates -
    Management fee                                                   7,756
    Administrative fee                                                 736
    Transfer and dividend disbursing agent fee                      15,451
  Accrued expenses and other liabilities                           490,983
                                                            --------------
      Total liabilities                                     $  205,676,781
                                                            --------------
Net assets                                                  $  905,808,700
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,001,521,920
  Unrealized depreciation on investments and translation
    of assets and
    liabilities in foreign currencies                          (39,331,599)
  Accumulated net realized loss on investments and
    foreign currency transactions                              (60,064,762)
  Accumulated undistributed net investment income                3,683,141
                                                            --------------
      Total                                                 $  905,808,700
                                                            ==============

Shares of beneficial interest outstanding (202,648,016
  issued,
  less 74,361,200 treasury shares)                           128,286,816
                                                             ===========
Net asset value (net assets / shares of beneficial
interest outstanding)                                           $7.06
                                                                =====

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
-----------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $73,224,386
    Dividends                                                          15,378
                                                                 ------------
      Total investment income                                     $73,239,764
                                                                 ------------

  Expenses -

    Management fee                                               $  7,095,954
    Trustees' compensation                                            207,392
    Transfer and dividend disbursing agent fee                        220,650
    Administrative fee                                                132,294
    Investor communication expense                                    471,183
    Custodian fee                                                     369,340
    Auditing fees                                                      37,475
    Postage                                                            46,912
    Printing                                                           35,878
    Legal fees                                                          8,381
    Miscellaneous                                                     194,859
                                                                 ------------
      Total expenses                                             $  8,820,318
    Fees paid indirectly                                             (116,946)
                                                                 ------------
      Net expenses                                               $  8,703,372
                                                                 ------------
        Net investment income                                    $ 64,536,392
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(26,804,803)
    Written option transactions                                     2,744,689
    Foreign currency transactions                                  (3,390,106)
    Swap transactions                                                 104,939
                                                                 ------------
        Net realized loss on investments and foreign
          currency transactions                                  $(27,345,281)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  8,337,272
    Written options                                                (1,067,172)
    Translation of assets and liabilities in foreign currencies    (4,958,163)
    Swap transactions                                                 316,363
                                                                 ------------
      Net unrealized gain on investments and foreign
         currency translation                                    $  2,628,300
                                                                 ------------
        Net realized and unrealized loss on investments and
           foreign currency                                      $(24,716,981)
                                                                 ------------
          Increase in net assets from operations                 $ 39,819,411
                                                                 ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                            2000               1999
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $    64,536,392    $    68,180,520
  Net realized loss on investments and foreign currency transactions       (27,345,281)       (14,761,370)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                     2,628,300        (58,863,567)
                                                                       ---------------    ---------------
    Increase (decrease) in net assets from operations                  $    39,819,411    $    (5,444,417)
                                                                       ---------------    ---------------
Distributions declared to shareholders -
  From net investment income                                           $   (42,804,474)   $   (61,667,843)
  From paid-in capital                                                     (27,519,561)        (7,405,223)
                                                                       ---------------    ---------------
    Total distributions declared to shareholders                       $   (70,324,035)   $   (69,073,066)
                                                                       ---------------    ---------------
Trust share (principal) transactions -
  Cost of shares reacquired                                            $   (40,697,949)   $   (39,105,641)
                                                                       ---------------    ---------------
    Total decrease in net assets                                       $   (71,202,573)   $  (113,623,124)
Net assets:
  At beginning of year                                                     977,011,273      1,090,634,397
                                                                       ---------------    ---------------

  At end of year (including accumulated undistributed net investment income and distributions in excess of net investment income of
    $3,683,141 and $(2,178,375), respectively)                         $   905,808,700    $   977,011,273
                                                                       ===============    ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                  2000               1999            1998            1997           1996
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each year):
Net asset value - beginning of year                  $  7.25            $  7.75         $  7.76         $  7.82        $  7.83
                                                     -------            -------         -------         -------        -------

Income from investment operations# -
  Net investment income                              $  0.49            $  0.49         $  0.51         $  0.54        $  0.53
  Net realized and unrealized loss on
    investments and foreign currency
    transactions                                       (0.20)             (0.53)          (0.01)          (0.05)         (0.03)
                                                     -------            -------         -------         -------        -------
      Total from investment operations               $  0.29             $(0.04)        $  0.50         $  0.49        $  0.50
                                                     -------            -------         -------         -------        -------

Less distributions declared to shareholders -
  From net investment income                         $ (0.33)           $ (0.45)        $ (0.46)        $ (0.54)       $ (0.53)
  In excess of net realized gain on investments
    and foreign currency transactions                   --                 --              --             (0.04)         (0.04)
  From paid in capital                                 (0.21)             (0.05)          (0.05)           --             --
                                                     -------            -------         -------         -------        -------

      Total distributions declared to
        shareholders                                 $ (0.54)           $ (0.50)        $ (0.51)        $ (0.58)       $ (0.57)
                                                     -------            -------         -------         -------        -------
Net increase from repurchase of capital shares       $  0.06            $  0.04         $   -- +        $  0.03        $  0.06
                                                     -------            -------         -------         -------        -------
Net asset value - end of year                        $  7.06            $  7.25         $  7.75         $  7.76        $  7.82
                                                     -------            -------         -------         -------        -------
Per share market value - end of year                 $ 6.375            $ 6.250         $ 6.938         $ 7.000        $ 7.125
                                                     =======            =======         =======         =======        =======
Total return at market value                           10.95%             (2.92)%          6.56%           6.46%         17.40%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                            0.95%              0.93%           0.91%           0.91%          0.97%
  Net investment income                                 6.93%              6.57%           6.59%           6.92%          6.75%
Portfolio turnover                                        93%                85%            184%            213%           257%
Net assets at end of period (000,000 omitted)           $906               $977          $1,091          $1,098         $1,160

 # Per share data is based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.
 + Per share amount was less than $0.01.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Trust (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over- the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust's selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2000, the value of securities loaned was $182,725,652. These loans were collateralized by cash of $186,372,155 which was invested in the following short-term obligations:

ISSUER                                                               SHARES                        VALUE
----------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                    186,372,155                 $186,372,155

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The trust may enter into swap agreements. A swap is an exchange of cash payments between the trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, $15,870,402 was reclassified to accumulated net realized loss on investments and foreign currency transactions, from accumulated distribution in excess on net investment income due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. In addition, $27,519,561 was redesignated as a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

At October 31, 2000, the trust, for federal income tax purposes, had a capital loss carryforward of $60,026,544 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2008, ($11,439,294), October 31, 2007, ($11,376,973),
October 31, 2006, ($13,874,621), October 31, 2004, ($645,525), October 31, 2003,
($6,526,984), and October 31, 2002, ($16,163,147).

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 5.65% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $57,167 for the year ended October 31, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the trust. The agreement provides that the trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES         SALES
---------------------------------------------------------------------------
U.S. government securities                       $647,238,167  $619,414,653
                                                 ------------  ------------
Investments (non-U.S. government securities)     $195,949,206  $259,279,214
                                                 ------------  ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $936,181,271
                                                               ------------
Gross unrealized depreciation                                  $(41,973,738)
Gross unrealized appreciation                                     7,282,332
                                                               ------------
    Net unrealized depreciation                                $(34,691,406)
                                                               ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                                YEAR ENDED OCTOBER 31, 2000         YEAR ENDED OCTOBER 31, 1999
                                ---------------------------         ---------------------------
                                   SHARES            AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------
Treasury shares acquired        6,476,000       $40,697,949        5,984,100        $39,105,641
                                ---------       -----------        ---------        -----------

In accordance with the provisions of the trust's prospectus, 6,476,000 shares of beneficial interest were purchased by the trust during the year ended October 31, 2000, at an average price per share of $6.28 and a weighted average discount of 11.46% per share. The trust repurchased 5,984,100 shares of beneficial interest during the year ended October 31, 1999, at an average price per share of $6.53 and a weighted average discount of 11.69% per share.

(6) Line of Credit
The trust and other affiliated trusts participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the trust for the year ended October 31, 2000, was $7,202. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                                  NUMBER OF
                                                                  CONTRACTS                    PREMIUMS
---------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                            2                 $   685,959
Options written                                                          12                   3,277,676
Options terminated in closing Transactions                               (3)                   (906,913)
Options expired                                                          (9)                 (2,482,999)
                                                                                            -----------
Outstanding, end of year                                                  2                 $   573,723
                                                                                            ===========

At October 31, 2000, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                12/15/00  AUD         23,130,236       $ 12,025,655      $ 11,988,768          $   36,887
                12/15/00  CHF         17,413,872          9,884,698         9,729,160             155,538
                12/15/00  DKK         97,856,545         11,593,660        11,178,746             414,914
                12/15/00  GRD      4,504,785,452         11,590,855        11,256,840             334,015
                12/15/00  JPY      2,290,411,183         21,300,900        21,152,759             148,141
                                                       ------------      ------------         -----------
                                                       $ 66,395,768      $ 65,306,273         $ 1,089,495
                                                       ============      ============         ===========
Purchases
                12/15/00  AUD         38,884,555       $ 21,238,964      $ 20,154,482         $(1,084,482)
                12/15/00  CAD         13,579,354          9,206,341         8,902,411            (303,930)
                12/15/00  CHF         17,655,545         10,020,174         9,864,183            (155,991)
                12/15/00  EUR         51,984,453         44,973,963        44,192,880            (781,083)
                12/15/00  JPY      2,181,701,535         20,719,208        20,148,787            (570,421)
                                                       ------------      ------------         -----------
                                                       $106,158,650      $103,262,743         $(2,895,907)
                                                       ============      ============         ===========

At October 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $78,485 with Merrill Lynch Bank and a net payable of $1,887,829 with Deutsche Bank and $129,466 with First Boston Bank.

At October 31, 2000, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Intermediate Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

MFS(R) INTERMEDIATE INCOME TRUST

TRUSTEES                                    PORTFOLIO MANAGERS
Marshall N. Cohan+(1) - Private             Stephen C. Bryant*
Investor                                    Steven E. Nothern*

Lawrence H. Cohn, M.D.+(2) - Chief of       TREASURER
Cardiac Surgery, Brigham and Women's        James O. Yost*
Hospital; Professor of Surgery,
Harvard Medical School                      ASSISTANT TREASURERS
                                            Mark E. Bradley*
The Hon. Sir J. David Gibbons, KBE+         Robert R. Flaherty*
(2) - Chief Executive Officer, Edmund       Laura F. Healy*
Gibbons Ltd.; Chairman, Colonial            Ellen Moynihan*
Insurance
Company, Ltd.                               SECRETARY
                                            Stephen E. Cavan*
Abby M. O'Neill+(2) - Private
Investor                                    ASSISTANT SECRETARY
                                            James R. Bordewick, Jr.*
Walter E. Robb, III+(1) - President
and Treasurer, Benchmark Advisors,          TRANSFER AGENT, REGISTRAR, AND
Inc. (corporate financial                   DIVIDEND DISBURSING AGENT
consultants); President, Benchmark          State Street Bank and Trust
Consulting Group, Inc.                      Company
(office services)                           c/o MFS Service Center, Inc.
                                            P.O. Box 9024
Arnold D. Scott* - Senior Executive         Boston, MA 02205-9824
Vice President, Director, and               1-800-637-2304
Secretary, MFS Investment Management
                                            CUSTODIAN
Jeffrey L. Shames* - Chairman and           State Street Bank and Trust
Chief Executive Officer, MFS                Company
Investment Management
                                            AUDITORS
J. Dale Sherratt+(1) - President,           Deloitte & Touche LLP
Insight Resources, Inc. (acquisition
planning specialists)

Ward Smith+(1) - Former Chairman
(until 1994), NACCO Industries
(holding company)

INVESTMENT ADVISER
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) INTERMEDIATE INCOME TRUST                                    ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
500 Boylston Street, Boston, MA 02116.                         MINCE-2 12/00 80M